Supplement dated October 22, 2024 to the

Summary Prospectus dated October 1, 2024.

Tradr 2X Long SPY Quarterly ETF (Ticker: SPYQ)

Tradr 2X Long Triple Q Quarterly ETF (Ticker: QQQP)

Tradr 1.75X Long TLT Quarterly ETF (Ticker: TLTQ)

Tradr 2X Long TLT Monthly ETF (Ticker: TLTM)

Each a series of Investment Managers Series Trust II

Effective immediately, Donal Bishnoi no longer serves as a portfolio manager to the Tradr ETFs (each a “Fund” and collectively, the “Funds”). Accordingly, all references in the Summary Prospectus to Mr. Bishnoi are hereby deleted in their entirety. Messrs. Travis Trampe and Parker Binion continue to serve as the portfolio managers of the Funds.

Please retain this Supplement for future reference.